UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2025

Goldman Sachs Private Credit Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01627	92-3241797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 West Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)

(312) 655-4419

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On December 17, 2025, Goldman Sachs Private Credit Corp. (the “Company”) entered into a sixth amendment (the “Sixth Amendment”) to the Senior Secured Revolving Credit Agreement, dated as of April 6, 2023 (as amended by the First Amendment to Senior Secured Revolving Credit Agreement, dated August 9, 2023, the Second Amendment to Senior Secured Revolving Credit Agreement, dated November 17, 2023, the Third Amendment to Senior Secured Revolving Credit Agreement, dated May 23, 2024, the Fourth Amendment to Senior Secured Revolving Credit Agreement, dated June 16, 2025, and the Fifth Amendment to Senior Secured Revolving Credit Agreement, dated October 14, 2025, as otherwise amended or modified, the “Truist Revolving Credit Facility”), by and among the Company, as borrower, the lenders and issuing banks party thereto, and Truist Bank, as administrative agent.

The Sixth Amendment, among other things, (i) increased the total committed facility amount from $3,000,000,000 to $3,275,000,000, (ii) increased the letter of credit sublimit from $200,000,000 to $350,000,000 and (iii) increased the swingline sublimit from $200,000,000 to $350,000,000.

The foregoing description is only a summary of the material provisions of the Sixth Amendment and is qualified in its entirety by reference to a copy of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of December 17, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE CREDIT CORP. (Registrant)

Date: December 22, 2025	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer